Indemnifications	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Indemnifications

Note 14. Indemnifications

In the normal course of business, we enter into agreements that include indemnities in favor of third parties. Holdings has also agreed to indemnify APAM as its general partner, AIC as its former general partner, the directors and officers of APAM and AIC, the members of its former Advisory Committee, and its partners, employees and agents. Holdings’ subsidiaries may also have similar agreements to indemnify their respective general partner(s), directors and officers of their general partner(s), partners, members, employees, and agents. Our maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against us that have not yet occurred. We maintain insurance policies that may provide coverage against certain claims under these indemnities.

10.	Indemnifications

In the normal course of business, Artisan enters into agreements that include indemnities in favor of third parties. Artisan Partners Holdings has agreed to indemnify its general partner, the directors and officers of its general partner, its partners, employees and agents, and the members of Artisan Partners Holdings’ Advisory Committee in certain cases. Artisan Partners Holdings’ subsidiaries may also have similar agreements to indemnify their respective general partner(s), directors and officers of their general partner(s), partners, members, employees, and agents. Artisan’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against Artisan that have not yet occurred. Artisan maintains insurance policies that may provide coverage against certain claims under these indemnities.